                                                                      Exhibit 25


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                             _____________________

                                  FORM T - 1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                             _____________________

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                     U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                  13-3781471
                              (I. R. S. Employer
                              Identification No.)


               100 Wall Street, New York, NY             10005
     (Address of principal executive offices)         (Zip Code)

                             _____________________

                           For information, contact:
                        Terry L. Mc Roberts, President
                     U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                              New York, NY 10005
                           Telephone: (212) 361-2506

                  CATERPILLAR FINANCIAL SERVICES CORPORATION
              (Exact name of obligor as specified in its charter)

          Delaware                                     37-1105865
          (State or other jurisdiction of              (I. R. S. Employer
          incorporation or organization)               Identification No.)

          2120 West End Avenue                         37203-0001
          Nashville, Tennessee
          (Address of principal executive offices)     (Zip Code)

                            ______________________
                                DEBT SECURITIES

Item 1.   General Information.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                     Name                          Address
                     ----                          -------

            Comptroller of the Currency        Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 3.   List of Exhibits.

     Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association,Registration No. 33-83774. to incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-51961

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

     Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

     Exhibit 5.   Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by
                  Section 321(b) of the Act, incorporated herein by reference to
                  Exhibit 6 of Form T-1, Registration No. 33-83774.

    Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 1999, published pursuant to law or requirements of its supervising or the examining authority.


     Exhibit 8.   Not applicable.

     Exhibit 9.   Not applicable.



                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the the 18th day of April, 2000.

                                       U.S. BANK TRUST
                                    NATIONAL ASSOCIATION



                                 By:  /s/ K. Wendy Kumar
                                     --------------------

                                        Vice President

                                                                       Exhibit 7
                                                                       ---------

                     U.S. Bank Trust National Association
                       Statement of Financial Condition
                               As of 12/31/1999

                                   ($000's)

                                                         12/31/1999
                                                     --------------
Assets
  Cash and Due From Depository Institutions             $    48,229
  Federal Reserve Stock                                       3,346
  Fixed Assets                                                  391
  Intangible Assets                                          61,796
  Other Assets                                                8,123
                                                     --------------
     Total Assets                                       $   121,885


Liabilities
  Other Liabilities                                          10,474
                                                     --------------
  Total Liabilities                                     $    10,474

Equity
  Common and Preferred Stock                                  1,000
  Surplus                                                   120,932
  Undivided Profits                                         (10,521)
                                                     --------------
     Total Equity Capital                               $   111,411

Total Liabilities and Equity Capital                    $   121,885


___________________________________________________________________________

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By: /s/ K. Wendy Komer
   ---------------------
     Vice President

Dated: April 18, 2000